UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2018

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2018, the Board of Directors (the “Board”) of Medical Properties Trust, Inc. (the “Company”) amended the Company’s Second Amended and Restated Bylaws to expand the types of officers that may be appointed by the Company’s Chief Executive Officer without Board authorization to include Vice Presidents, Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries and other officers. This amendment is effective as of May 24, 2018.

The foregoing description of the amendment to the Company’s bylaws is qualified in its entirety by reference to the copy of such amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on May 24, 2018. The three proposals considered at the annual meeting were voted on as follows:

Proposal 1: The election of seven directors for the ensuing year. The number of votes cast for and against each nominee for director along with the number of abstentions and broker non-votes is set forth below:

Nominee:	For:	Against:	Abstentions and Broker Non-Votes:
Edward K. Aldag, Jr.	252,597,526	5,092,617	73,194,896
G. Steven Dawson	252,954,419	4,747,560	73,183,060
R. Steven Hamner	230,520,260	27,179,462	73,185,317
Elizabeth N. Pitman	256,446,022	1,264,878	73,174,139
D. Paul Sparks, Jr.	253,442,031	4,239,702	73,203,306
Michael G. Stewart	255,545,750	2,134,903	73,204,386
C. Reynolds Thompson, III	253,344,981	4,356,103	73,183,955

Proposal 2: A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes that were cast for and against this proposal and the number of abstentions are set forth below:

For:	Against:	Abstentions:
324,495,048	5,578,827	811,164

Proposal 3: A proposal for an advisory resolution regarding executive compensation. The number of votes that were cast for and against this proposal and the number of abstentions and broker non-votes are set forth below:

For:	Against:	Abstentions and Broker Non-Votes:
248,243,801	8,343,631	74,297,607

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to Second Amended and Restated Bylaws of Medical Properties Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: May 25, 2018

3